SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO.1
                                       ON
                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 18, 2005


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


          Delaware                       0-19771                  22-2786081
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


                     200 Route 17, Mahwah, New Jersey 07430
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (201) 529-2026


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 18, 2005, the Registrant closed a transaction effecting the sale of the outsourcing consulting business of the Registrant's subsidiary, dsIT Technologies Ltd., to Taldor Computer Systems (1986) Ltd. The operations which were sold are comprised of dsIT's business of providing computer software and systems professionals on a time and materials basis to clients in Israel. The sale was made pursuant to the previously announced definitive agreement entered into between Taldor and the dsIT Technologies shareholders on July 27, 2005.

Prior to the consummation of the sale, dsIT Technologies completed a spin-off of its project development and solutions activities to certain of its current shareholders. The Registrant owns 80% of the entity, which will continue to conduct these activities. Under the terms of the purchase agreement, at the closing Taldor received a warrant to purchase 10% of this entity.

The transaction was structured as a sale to Taldor of all the shares of dsIT Technologies. The terms of the sale provide for an aggregate purchase price $6.0 million, of which approximately $5.65 was paid in cash and the balance by the transfer of dsIT Technologies net liabilities. Approximately $0.5 million of the cash consideration was placed in escrow and will be released to the sellers if and to the extent certain conditions set forth in the agreement are met.

At the closing, the Registrant received approximately $3.5 million as its share of the gross proceeds paid at closing.

This Amendment No.1 on Form 8-K/A to the Registrant's Current Report on Form 8-K filed on August 24, 2005 is being filed to provide pro forma financial information.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

      See unaudited pro forma condensed consolidated financial information attached hereto.

(c)   Exhibits.

      99.1 Share Purchase Agreement by and among Data Systems & Software Inc., Kardan Communication Ltd., Neuwirth Investments Ltd., Meir Givon, dsIT Technologies Ltd. and Taldor Computer Systems (1986) Ltd. dated as of July 27, 2005. (previously filed)

      99.2  Warrant Certificate of Endan IT Solutions Ltd. (previously filed)

      99.3 Unconditional Guaranty of Endan IT Solutions Ltd. dated as of July 26, 2005. (previously filed)


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of September 2005.

                                    DATA SYSTEMS & SOFTWARE INC.


                                    By:    /S/ GEORGE MORGENSTERN
                                           -------------------------------------
                                    Name:  George Morgenstern
                                    Title: President and Chief Executive Officer

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                             (dollars in thousands)

The following unaudited pro forma condensed consolidated financial statements give effect to the sale by Data Systems & Software Inc. (the "Company" or "DSSI") of the outsourcing consulting business of its dsIT Technologies Ltd. subsidiary ("dsIT Technologies") to Taldor Computer Systems (1986) Ltd. ("Taldor") on August 18, 2005 (the "Disposition").

Prior to the consummation of the Disposition, dsIT Technologies completed a spin-off of its project development and solutions activities to certain of its current shareholders. DSSI owns 80% of the entity, which will continue to conduct these activities under the name dsIT Solutions Ltd.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") as of June 30, 2005 has been prepared as if the Disposition occurred on June 30, 2005. The Pro Forma Balance Sheet is based upon the historical consolidated balance sheet of DSSI as of June 30, 2005, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 (the "Annual Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2004. This Annual Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of DSSI for the year ended December 31, 2004, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Annual Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $323, net of taxes.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2005 (the "Six-Month Period Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2005. This Six-Month Period Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of DSSI for the six-month period ended June 30, 2005, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Six-Month Period Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $323, net of taxes.

The unaudited pro forma adjustments are based on an estimated sale price and assumptions that DSSI believes are reasonable. Therefore, the amounts in the Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (collectively, the "Pro Forma Financial Information") are subject to change. The Pro Forma Financial Information is provided for illustrative purposes only and does not purport to represent what DSSI's results of operations or financial position would actually have been, had the Disposition in fact occurred on such dates, nor does it purport to project the results of operations or financial position of DSSI for any future period or date.

The Pro Forma Financial Information should be read in conjunction with, and is qualified by reference to, the audited and unaudited financial statements and accompanying notes of DSSI, which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                 (in thousands, except share and per share data)

                               As of June 30, 2005

                                                          Business
                                           DSSI as       disposition        Pro forma
                                           reported    (Notes 1 and 2)      adjustments          Notes             Pro forma
                                          ----------     ------------      ------------       -----------         ----------
ASSETS

Current assets:

Cash and cash equivalents ..............  $      265            3,318            (1,441)              7,8         $    2,142

Investment in short-term restricted
deposits ...............................          --                                300                 7                300

Restricted cash ........................         352             (109)                                                   243

Accounts receivable, net ...............       6,021           (1,540)                                                 4,481

Unbilled work-in-process ...............         588             (127)                                                   461

Inventory ..............................          63                                                                      63

Other current assets ...................         610             (103)              (38)                6                469
                                          ----------                                                              ----------

      Total current assets .............       7,899                                                                   8,159

Property and equipment, net ............         598                                                                     598

Other assets ...........................         730              (91)             (262)                6                377

Long-term restricted deposits ..........          --                              1,141                 7              1,141

Funds in respect of employee
termination benefits ...................       2,748             (972)                                                 1,776

Goodwill ...............................       4,151           (4,022)                                                   129

Other intangible assets, net ...........          61                                                                      61
                                          ----------                                                              ----------

      Total assets .....................  $   16,187                                                              $   12,241
                                          ==========                                                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

Short-term bank credit .................  $      858             (398)                                            $      460

Current maturities of
long-term debt .........................         401               (3)                                                   398

Related Party - Note payable ...........         100                                                                     100

Trade accounts payable .................       2,147             (243)                                                 1,904

Accrued payroll, payroll
taxes and social benefits ..............       1,715             (985)                                                   730

Other current liabilities ..............       2,326             (220)                                                 2,106
                                          ----------                                                              ----------

      Total current liabilities ........       7,547                                                                   5,698
                                          ----------                                                              ----------

Long-term liabilities:

Investment in Comverge, net ............       1,824                                                                   1,824

Long-term debt .........................         166                                                                     166

Liability for employee
termination benefits....................       4,270           (1,428)                                                 2,842

Other liabilities.......................          21                                                                      21
                                          ----------                                                              ----------

      Total long-term liabilities ............       6,281                                                                   4,853
                                          ----------                                                              ----------

Minority interests......................       1,437           (1,437)                                  5                 --
                                          ----------                                                              ----------

Shareholders' equity:

Common stock - $0.01 par
value per share:

Authorized - 20,000,000 shares;
Issued - 8,937,395 shares at
December 31, 2004 and June 30, 2005 ....          88                                                                      88

Additional paid-in capital .............      39,733              335                                                 40,068

Warrants ...............................         461                                                                     461

Deferred compensation...................         (47)                                                                    (47)

Accumulated deficit.....................     (35,303)             544              (300)                6            (35,059)

Treasury stock, at cost - 820,704
shares at December 31, 2004 and
June 30, 2005 ..........................      (3,791)                                                                 (3,791)

Accumulated other
comprehensive loss .....................        (219)             189                                                    (30)
                                          ----------                                                              ----------

      Total shareholders' equity .......         922                                                                   1,690
                                          ----------                                                              ----------

      Total liabilities and
      shareholders' equity .............  $   16,187                                                              $   12,241
                                          ==========                                                              ==========

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

       UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2004

                 (in thousands, except net loss per share data)

                                                          Business
                                                         disposition        Pro forma
                                             DSSI      (Notes 1 and 3)      adjustments          Notes             Pro forma
                                          ----------     ------------      ------------       -----------         ----------
Sales ..................................  $   30,113     $     (8,273)                                            $   21,840

Cost of sales ..........................      23,587           (6,344)                                                17,243
                                          ----------     ------------                                             ----------

      Gross profit .....................       6,526           (1,929)                                                 4,597

Research and development expenses ......          30               --                                                     30

Selling, marketing, general and
administrative expenses ................       7,369             (260)                                                 7,109
                                          ----------     ------------                                             ----------

      Total operating expenses .........       7,399             (260)                                                 7,139
                                          ----------     ------------                                             ----------

Operating loss .........................        (873)          (1,669)                                                (2,542)

Interest income ........................          84                                 18                 8                102

Interest expense .......................        (175)                                                                   (175)

Other income (expense), net ............         197                                (51)                5                146
                                          ----------     ------------      ------------                           ----------

      Loss before taxes on income ......        (767)          (1,669)              (33)                              (2,469)

Taxes on income ........................         126                                327                 6                453
                                          ----------     ------------      ------------                           ----------

Loss from operations of the Company
and its consolidated subsidiaries ......        (893)          (1,669)             (360)                              (2,922)

Share in losses of Comverge ............      (1,242)                                                                 (1,242)

Gain on sale of shares in Comverge .....         705                                                                     705

Minority interests .....................         (90)                                90                 5                 --
                                          ----------     ------------      ------------                           ----------

      Net loss .........................      (1,520)          (1,669)             (270)                              (3,459)
                                          ==========     ============      ============                           ==========

Basic and diluted net loss per share:

Loss per share .........................  $    (0.19)                                                             $    (0.43)
                                          ==========                                                              ==========
Weighted average number of shares
outstanding - basic and diluted ........       7,976                                                                   7,976
                                          ==========                                                              ==========

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

       UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2005

                   (in thousands, except loss per share data)

                                                          Business
                                                         disposition        Pro forma
                                             DSSI      (Notes 1 and 4)      adjustments          Notes             Pro forma
                                          ----------     ------------      ------------       -----------         ----------
Sales ..................................  $   15,657           (4,303)                                            $   11,354

Cost of sales ..........................      12,420           (3,388)                                                 9,032
                                          ----------     ------------                                             ----------

      Gross profit .....................       3,237             (915)                                                 2,322

Research and development expenses ......          26                                                                      26

Selling, marketing, general and
administrative expenses ................       3,614              (84)                                                 3,530
                                          ----------     ------------                                             ----------

      Total operating expenses..........       3,640              (84)                                                 3,556
                                          ----------     ------------                                             ----------

Operating loss .........................        (403)            (831)                                                (1,234)

Interest income.........................           4                                 10                 8                 14

Interest expense........................         (98)                                                                    (98)

Other income (expense), net.............          60                                (62)                5                 (2)
                                          ----------     ------------      ------------                           ----------

     Loss before taxes on income .......        (437)            (831)              (52)                              (1,320)

Taxes on income ........................         137                                301                 6                438
                                          ----------     ------------      ------------                           ----------

Loss from operations of the Company and
its consolidated subsidiaries...........        (574)            (831)             (353)                              (1,758)

Share in losses of Comverge.............        (380)                                                                   (380)

Minority interests......................         (59)                                59                 5                 --
                                          ----------     ------------      ------------                           ----------

      Net loss .........................      (1,013)            (831)             (294)                              (2,138)
                                          ==========     ============      ============                           ==========

Basic and diluted net loss per share:
                                          ----------                                                              ----------
Loss per share..........................  $    (0.12)                                                             $    (0.26)
                                          ==========                                                              ==========
Weighted average number of shares
outstanding - basic and diluted.........       8,117                                                                   8,117
                                          ==========                                                              ==========

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                 (in thousands, except share and per share data)

NOTE 1

To record the Disposition resulting in estimated proceeds to DSSI of $3,318, net of estimated expenses of $200 ($150 of transaction expenses and $50 of tax). As a result of the transaction, goodwill, minority interest and accumulated other comprehensive loss balances associated with dsIT Technologies are accordingly adjusted.

NOTE 2

To record the reduction of assets and liabilities in the spin-off of dsIT Technologies' project development and solutions activities as follows:

            Assets
            ------

            Restricted cash                             $      (109)

            Accounts receivable, net                         (1,540)

            Unbilled work-in-process                           (127)

            Other current assets                               (103)

            Other assets                                        (91)

            Funds in respect of employee termination
            benefits                                           (972)
                                                        -----------

                  Reduction in total assets                  (2,942)
                                                        ===========

            Liabilities
            -----------

            Short-term bank credit                             (398)

            Current maturities of long-term debt                 (3)

            Trade accounts payable                             (243)

            Accrued payroll, payroll taxes and social
            benefits                                           (985)

            Other current liabilities                          (220)

            Liability for employee termination benefits      (1,428)
                                                        -----------

                  Reduction in total liabilities             (3,277)
                                                        ===========

            Excess of liabilities over assets - to
            additional paid-in-capital                          335
                                                        ===========

NOTE 3

To record the exclusion of dsIT Technologies' outsourcing consulting business activities for the period from January 1, 2004 to December 31, 2004 as follows:

            Sales                                       $     8,273

            Cost of sales                                     6,344
                                                        -----------

            Gross profit                                      1,929

            Selling, marketing, general and
            administrative                                      260
                                                        -----------

            Operating income                            $     1,669

NOTE 4

To record the exclusion of dsIT Technologies' outsourcing consulting business activities for the period from January 1, 2005 to June 30, 2005 as follows:

            Sales                                       $     4,303

            Cost of sales                                     3,388
                                                        -----------

            Gross profit                                        915

            Selling, marketing, general and
            administrative                                       84
                                                        -----------

            Operating income                            $       831

NOTE 5

To adjust for the recording of minority interests' share of income/losses in dsIT Solutions. As a result of the transaction, there is no longer a minority interest participation in dsIT Solutions' income/losses. DSSI records the full amount of dsIT Solutions' losses with no adjustment for minority interests.

NOTE 6

To expense all deferred tax assets in dsIT Solutions.

NOTE 7

To record the funding of the present value of the remaining balance of the consulting agreement of the Company's Chief Executive Officer in accordance with the Company's agreement with him dated as of January 1, 1997, as amended to date.

NOTE 8

To record interest income resulting from the investment in short-term and long-term deposits of the remaining balance of cash remaining from the Disposition after the funding of the Company's Chief Executive Officer's consulting agreement.

NOTE 9

As part of the Disposition, DSSI granted to Taldor warrants to purchase 10% of dsIT Solutions Ltd. for $200. The warrants have a seven-year life and expire on August 18, 2012. The value of such warrants is immaterial.